CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-QSB of MW Medical, Inc. for the quarterly period ending September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of MW Medical, Inc.

By:    /s/ Jan Wallace
Name:                                        Jan Wallace
Title:                                           Chief Executive Officer
Date:                                          November 13, 2003

By:    /s/ Grace Sim
Name:                                        Grace Sim
Title:                                           Chief Financial Officer
Date:                                          November 13, 2003

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